DIREXION SHARES ETF TRUST

Direxion Daily Large Cap Bull 3X Shares (BGU)
Direxion Daily Large Cap Bear 3X Shares (BGZ)
Direxion Daily Mid Cap Bull 3X Shares (MWJ)
Direxion Daily Mid Cap Bear 3X Shares (MWN)
Direxion Daily Energy Bull 3X Shares (ERX)
Direxion Daily Energy Bear 3X Shares (ERY)
Direxion Daily Technology Bull 3X Shares (TYH)
Direxion Daily Technology Bear 3X Shares (TYP)

Supplement dated April 30, 2012 to the
Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2012

***IMPORTANT INFORMATION REGARDING CHANGES IN INVESTMENT OBJECTIVES AND PRINCPAL INVESTMENT STRATEGIES***

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a change in the names of the Direxion Daily Large Cap Bull 3X Shares and Direxion Daily Large Cap Bear 3X Shares, as well as changes in the investment objectives, principal investment strategies, and benchmark indices of the Funds listed at the top of this supplement.

Direxion Daily Large Cap Bull 3X Shares and Direxion Daily Large Cap Bear 3X Shares

Effective on or about June 29, 2012 (the “Effective Date”), the Direxion Daily Large Cap Bull 3X Shares and Direxion Daily Large Cap Bear 3X Shares (the “Large Cap Funds”) will be renamed as shown in the table below.

Current Fund Name	New Fund Name*
Direxion Daily Large Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily Large Cap Bear 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
* Each Fund name used hereafter in this Supplement will be the Fund name as changed by this Supplement.

On the Effective Date, the following corresponding benchmark indices of the Large Cap Funds will change as shown in the table below and all references to the Current Index in the prospectus and SAI will be replaced with the New Index:

Current Index	New Index
Russell 1000® Index	S&P 500® Index

On the Effective Date, all descriptions of Current Index in the prospectus and SAI will be replaced with the following description of the New Index:

New Index Description

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks.  Standard & Poor’s® selects the 500 stocks comprising the Index on the basis of market values and industry diversification.  Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange.

Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, and Direxion Daily Technology Bear 3X Shares

In addition, the Trust has approved a change in the benchmark index, investment objectives and principal investment strategies for the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, and Direxion Daily Technology Bear 3X Shares.  Effective on or about June 29, 2012, each Fund’s benchmark index will change as shown in the table below and all references to the Current Index in the prospectus and SAI will be replaced with the corresponding New Index:

Fund	Current Index	New Index
Direxion Daily Mid Cap Bull 3X Shares	Russell Mid Cap® Index	S&P Mid Cap® 400 Index
Direxion Daily Mid Cap Bull 3X Shares	Russell Mid Cap® Index	S&P Mid Cap® 400 Index
Direxion Daily Energy Bull 3X Shares	Russell 1000® Energy Index	Energy Select Sector Index
Direxion Daily Energy Bear 3X Shares	Russell 1000® Energy Index	Energy Select Sector Index
Direxion Daily Technology Bull 3X Shares	Russell 1000® Technology Index	Technology Select Sector Index
Direxion Daily Technology Bear 3X Shares	Russell 1000® Technology Index	Technology Select Sector Index

On the Effective Date, all descriptions of the Current Indexes in the prospectus and SAI will be replaced with the following description of the corresponding New Indexes:

New Index Descriptions

S&P Mid Cap® 400 Index
The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Index is a capitalization-weighted index composed of 400 domestic common stocks.  Standard & Poor’s® selects the 400 stocks comprising the Index on the basis of market values and industry diversification.  The Index represents approximately 7% of the U.S. equities market.  Component securities have capitalizations ranging from $1 billion to $4.4 billion as of December 31, 2011.

Energy Select Sector Index
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The Index is one of nine Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the Select Sector Indexes; and (3) the Index is calculated by the “Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. As of December 31, 2011, the Index was comprised of 42 stocks.

Technology Select Sector Index
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The Index is one of nine Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the Select Sector Indexes; and (3) the Index is calculated by the “Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.  As of December 31, 2011, the Index was comprised of 80 stocks.

New Trading Symbols

Effective June 29, 2012, the trading symbols for the Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Technology Bull 3X Shares and Direxion Daily Technology Bear 3X Shares will change as follows:

Fund	Current Ticker Symbol	New Ticker Symbol
Direxion Daily S&P 500® Bull 3X Shares	BGU	SPXL
Direxion Daily S&P 500® Bear 3X Shares	BGZ	SPXS
Direxion Daily Mid Cap Bull 3X Shares	MWJ	MIDU
Direxion Daily Mid Cap Bear 3X Shares	MWN	MIDZ
Direxion Daily Technology Bull 3X Shares	TYH	TECL
Direxion Daily Technology Bear 3X Shares	TYP	TECS

For more information, please contact the Funds at (800) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.